United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023

CADRE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40698	38-3873146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

13386 International Pkwy	32218
Jacksonville, Florida	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 741-5400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.0001	CDRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On June 5, 2023, Cadre Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Kanders SAF, LLC (the “Selling Stockholder”) and BofA Securities, Inc. (“BofA”), as representative of the several underwriters named therein (collectively, the “Underwriters”), relating to the secondary offering (the “Offering”) of 1,725,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), including the full exercise of the Underwriters' option to purchase an additional 225,000 shares of Common Stock, by the Selling Stockholder, at a price to the public of $19.00 per share. The Selling Stockholder is a limited liability company wholly-owned by Mr. Warren B. Kanders, who is the Chairman of the Company’s Board of Directors and the Chief Executive Officer of the Company.

The Company will not receive any proceeds from the sale of shares of Common Stock by the Selling Stockholder in the Offering.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company, indemnification rights and obligations of the parties and termination provisions. Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended, to contribute to payments the Underwriters may be required to make in respect of these liabilities and to reimburse the Underwriters for certain expenses.

The shares of Common Stock were offered and sold pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-271328), which has been declared effective by the Securities and Exchange Commission (“Form S-3 Registration Statement”), as well as pursuant to a prospectus supplement, dated June 5, 2023, which supplemented the prospectus, dated June 1, 2023, included in the Form S-3 Registration Statement. The Offering was made only by means of a prospectus supplement and an accompanying prospectus.

The foregoing description of the material terms of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

1.1	Underwriting Agreement, dated as of June 5, 2023, by and among Cadre Holdings, Inc., the selling stockholder named therein, and BofA Securities, Inc., as representative of the several underwriters named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2023

CADRE HOLDINGS, INC.

By:	/s/ Blaine Browers
Name:	Blaine Browers
Title:	Chief Financial Officer